UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): September 29, 2006
COOPER TIRE & RUBBER COMPANY
(Exact Name of Registrant as Specified in Charter)

Delaware	1-04329	34-4297750

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

701 Lima Avenue, Findlay, Ohio	45840

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (419) 423-1321
Not Applicable

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
     On September 29, 2006, Cooper Tire & Rubber Company, a Delaware corporation (the “Company”), and Philip G. Weaver, the Company’s Vice President and Chief Financial Officer, agreed to extend (the “Extension”) this year’s notice deadline regarding the “evergreen” feature of Mr. Weaver’s Amended and Restated Employment Agreement, dated as of June 6, 2000, by and between Mr. Weaver and the Company (the “Employment Agreement”), from September 30, 2006 until October 14, 2006.
     The original term of the Employment Agreement began on February 8, 2000 and continued through December 31, 2002. The “evergreen” feature contained in Section 3 of the Employment Agreement provides that, beginning on January 1, 2001, and on January 1 of each subsequent year until 2015 (the year in which Mr. Weaver will turn 63), the term of the Employment Agreement automatically extends for one additional year unless, no later than September 30 of the preceding year, the Company or Mr. Weaver gives notice to the other party that it or he, as applicable, does not wish to extend the Employment Agreement. For example, by not providing this notice last year, the current term of the Employment Agreement was extended to December 31, 2008. Pursuant to the Extension, the term of the Employment Agreement will automatically extend from December 31, 2008 to December 31, 2009 if neither Mr. Weaver nor the Company provide such notice on or before October 14, 2006.
     Mr. Weaver and the Company are in the process of negotiating modifications to the Employment Agreement, but were unable to complete such negotiations before September 30, 2006. The Company and Mr. Weaver believe that the Extension will provide them with sufficient time to conclude negotiations of modifications to the Employment Agreement.
     The summary of the Employment Agreement described above is qualified in its entirety by reference to the Employment Agreement, which is filed herewith as Exhibit 10.1 and incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.
     (d) Exhibits

Exhibit Number	Description
10.1	Amended and Restated Employment Agreement, dated as of June 6, 2000, by and between Cooper Tire & Rubber Company and Philip G. Weaver (incorporated herein by reference to Exhibit (10)(v) to the Company’s Annual Report on Form 10-K (Commission No. 001-04329) for the year ended December 31, 2001)

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COOPER TIRE & RUBBER COMPANY

By:	/s/ James E. Kline
Name:	James E. Kline
Title:	Vice President, General Counsel and Secretary

Date: October 4, 2006

EXHIBIT INDEX

Exhibit Number	Description
10.1	Amended and Restated Employment Agreement, dated as of June 6, 2000, by and between Cooper Tire & Rubber Company and Philip G. Weaver (incorporated herein by reference to Exhibit (10)(v) to the Company’s Annual Report on Form 10-K (Commission No. 001-04329) for the year ended December 31, 2001)